UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2022

WINGSTOP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37425	47-3494862
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)

15505 Wright Brothers Drive
Addison, Texas		75001
(Address of principal executive offices)		(Zip Code)

(972) 686-6500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WING	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 1, 2022, the Board of Directors of Wingstop Inc. (the "Company") approved the Company’s Amended and Restated Bylaws (as so amended and restated, the “Amended Bylaws”), effective as of such date. Among other things, the amendments effected by the Amended Bylaws:

•Update procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and stockholder proposals made in connection with annual and special meetings of stockholders by, including without limitation:
◦Requiring a stockholder submitting a nomination notice to make a representation as to whether such stockholder intends to solicit proxies in support of director nominees in accordance with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);
◦Providing that, unless required by applicable law, if, after such stockholder provides notice pursuant to Rule 14a-19 under the Exchange Act and subsequently fails either to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) under the Exchange Act or to provide documentation reasonably satisfactory to the Company that such stockholder has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act, then such nomination will be disregarded and no vote on such nominee proposed by such stockholder will occur;
◦Providing that the number of nominees proposed by stockholders submitting a nomination notice may not exceed the number of directors to be elected at the relevant meeting of stockholders; and
◦Requiring additional disclosures from nominating stockholders or proposing persons.
•Modify the provisions relating to availability of lists of stockholders entitled to vote at stockholder meetings to reflect recent amendments to the Delaware General Corporation Law; and
•Make certain other technical, ministerial, clarifying and conforming changes, including to align the Amended Bylaws with various provisions of the Delaware General Corporation Law.
The foregoing summary of the amendments effected by the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended Bylaws, which are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits
3.1	Amended and Restated Bylaws of Wingstop Inc, effective as of December 1, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Wingstop Inc.

Date:	December 2, 2022	By:	/s/ Albert G. McGrath
Senior Vice President